Revenue Recognition Contract Asset & Liability (Tables)	12 Months Ended
Dec. 31, 2018
Contract with Customer, Asset and Liability [Abstract]
Contract with Customer, Asset and Liability [Table Text Block]
Contract Assets and Liabilities. Contract assets reflect revenue recognized and performance obligations satisfied in advance of customer billing. Contract liabilities relate to payments received in advance of the satisfaction of performance under the contract. We receive payments from customers based on the terms established in our contracts. Total contract assets and contract liabilities as of December 31, 2018 are as follows:

(dollars in millions)	December 31, 2018
Contract assets, current	$3,486
Contract assets, noncurrent (included within Other assets)	1,142
Total contract assets	4,628
Contract liabilities, current	(5,720)
Contract liabilities, noncurrent (included within Other long-term liabilities)	(5,069)
Total contract liabilities	(10,789)
Net contract liabilities	$(6,161)

We established contract assets of $3,609 million in connection with our adoption of the New Revenue Standard on January 1, 2018. Contract assets increased $1,019 million from January 1, 2018 to December 31, 2018 as a result of the acquisition of Rockwell Collins ($308 million) and due to revenue recognition in excess of customer billings, primarily on Pratt & Whitney commercial aftermarket and military engines contracts.
We established contract liabilities of $9,974 million in connection with our adoption of the New Revenue Standard. Contract liabilities increased $815 million from January 1, 2018 through December 31, 2018, as a result of the acquisition of Rockwell Collins ($313 million) and due to customer billings in excess of revenue on Otis new equipment contracts and on Pratt & Whitney commercial aftermarket contracts. We recognized revenue of $4,211 million related to contract liabilities as of January 1, 2018.